SECURITIES AND EXCHANGE COMMISSION

                                             Washington, D.C. 20549


                                                    FORM 8-K

                                                 CURRENT REPORT

                                       Pursuant to Section 13 or 15(d) of
                                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 13, 1999


                                                CLEARLOGIC, INC.
                         (Exact name of registrant as specified in its charter)


                                              ST. JAMES GROUP, INC.
                                                  (Former Name)

                                                    Delaware
                                 (State or other jurisdiction of incorporation)


         0-24376                                                     33-0612125
(Commission File Number)                      (IRS Employer Identification No.)


41 South Haddon Avenue, Haddonfield, New Jersey                           08033
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (856) 547-7844

Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              Pursuant to an Agreement and Plan of Reorganization dated November 13, 1999 (the "Agreement") a wholly owned subsidiary of the Registrant,
ClearLogic, Inc. merged into ClearLogic, Inc., a New Jersey Corporation ("Clearlogic") effective November 23, 1999 and the Company issued 11,114,458 shares to acquire all of the outstanding shares of Clearlogic. Clearlogic employee stock options to purchase 905,000 shares were converted in the Merger to options to purchase 1,635,542 Shares of the Registrant at a price of $.027666 per share. The Registrant changed its name to Clear- logic, Inc. and Clearlogic became a wholly owned subsidiary of the Registrant. Officers and directors of Clearlogic, Inc. were elected as the new directors and officers of the Registrant. Prior to the Closing the Registrant had no affiliation with Clearlogic. The Registrant issued 137,900 shares on conversion of a promissory note and then effected a four-for-one forward stock split immediately prior to the Closing, resulting in 2,250,000 shares outstanding and 15,000,000 total shares outstanding after giving effect to the issuance of shares to ClearLogic shareholders and the potential exercise of all 1,635,542 option.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows. The table includes only those options which are exerciseable within 60 days.

                                                                        Number                     Percentage
                                                                       of Shares                    of Shares
   Name                         Office                                   Owned                        Owned

Sina Khelil, CEO and Director(1)                                         7,969,880                       53.1%
Philip Burnham, COO and Director                                           361,446                        2.4%
Najat Khelil(1)                                                          1,084,337                        7.2%
Ronaldo Nascimento, Senior Vice
  President R&D and Director                                               361,446                        2.4%
Doug Schwarzwaelder, Director                                            1,626,506                       10.8%
Jason Costomiris, CTO  361,446                                                2.4%

All officers and directors as
  a group (4 persons)10,680,724                                              71.2%


(1) Najat Khelil is the mother of Sina Khelil. Each disclaims beneficial ownership of the shares held by the other.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)(b) The required financial statements and pro forma financial information are filed herewith.

              (c)        Exhibits

                         2. Plan of acquisition, reorganization, arrange-ment, liquidation or succession.

                                 2.1. Agreement and Plan of Reorganization, dated November 13, 1999, between the Registrant, Clearlogic and Clearlogic
                                Acquisition Corp.

                         3.      Certificate of Incorporation and Bylaws

                             3.3      Amendment to Certificate of Incorporation
                                          changing name to Clearlogic, Inc.

                                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 23, 1999                              CLEARLOGIC, INC.



                                                       By: /s/ Philip Burnham
                                                           Philip Burnham
                                                           COO

Board of Directors and Stockholders
ClearLogic, Inc.:

We have audited the accompanying balance sheet of ClearLogic, Inc. as of December 31, 1998 and June 30, 1999, and the related statements of income, retained earnings, and cash flows (6/30/99 only) for the year and partial year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ClearLogic, Inc. as of December 31, 1998 and June 30, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


August 31, 1999

                                                 ClearLogic, Inc.

                                                  Balance Sheets
                                        June 30, 1999 and December 31, 1998

                                                                                    6/30/99           12/31/98


Assets
Current Assets
       Cash                                                                    $        124,892   $       (2,732)
       Accounts Receivable                                                               63,886            12,693
       Prepaid Expenses                                                                  20,554             6,343


                                                                                        209,332            16,304

Property, Plant and Equipment, net                                                      182,672           118,900



Total Assets                                                                            392,004           135,204



Liabilities and Stockholder's Equity

Current Liabilities
       Accounts Payable                                                                  51,800            48,023
       Line of Credit                                                                    30,000            30,000
       Current Portion of Long Term Debt                                                  9,630             9,630
       Accrued Expenses                                                                   5,561
       Current Portion of Capital                                                        61,587             9,388


              Lease Obligations
              Total Current Liabilities                                                 158,578            97,041



Shareholders' Loans                                                                     305,699           152,413
Notes Payable                                                                           190,000
Long Term Debt                                                                           39,293            44,108
Long Term Portion of Capital Lease                                                       19,450            13,661


              Obligations
              Total Liabilities                                                         713,020           307,223



Stockholders' Equity:
       Common Stock, no par value, 20,000,000 shares
       authorized, 6,055,000 issued and outstanding**
       Capital Stock                                                                    106,500           106,000
       Retained Earnings                                                              (427,516)         (278,019)


              Total Stockholders' Equity                                              (321,016)         (172,019)



              Total Liabilities & Stockholders' Equity                                  392,004           135,204

**Company also has 5,000,000 shares of preferred stock authorized.

                   See accompanying notes to financial statements and accountants' audit report

                                                 ClearLogic, Inc.

                                   Statement of Operations and Retained Earnings

                                       Partial Year Ended June 30, 1999 and
                                           Year Ended December 31, 1998


                                                                                1/1/99-6/30/99          1998


Sales                                                                          $        206,894   $       250,179
(net of allowance 6/30/99 of $3,000)
Cost of Services                                                                        148,064           198,079


Gross Profit                                                                             58,830            52,100

General & Administrative Expenses                                                       194,793           265,392


Operating Profit (Loss)                                                               (135,963)         (213,292)

Other Income (Expense)

Interest Expense                                                                       (13,534)          (25,012)
Other Income                                                                                   6,000


                                                                                       (13,534)          (19,012)



Income (loss) before income taxes                                              $      (149,497)   $     (232,304)



Retained Earnings:

       Balance at beginning of year                                                   (278,019)          (45,715)



       Balance at 6/30/99                                                      $      (427,516)   $     (278,019)


   See accompanying notes to financial statements and accountants' audit report

                                                 ClearLogic, Inc.

                                             Statements of Cash Flows

                                            Partial Year Ended 6/30/99



Cash flows from operating activities:

                                                                                                       6/30/99


Net Income                                                                                        $     (149,497)
Adjustments to reconcile net income to net
cash provided by (used in) operating activities
       Depreciation                                                                                        18,370
       (Increase) decrease in assets:
             Accounts receivable                                                                         (51,193)
             Prepaid expenses                                                                            (14,211)
       Increase (decrease) in liabilities:
             Accounts payable                                                                               3,777
             Accrued expenses                                                                               5,561
             Deferred income taxes


                Total adjustments                                                                        (37,696)


                Net cash provided by
                (used in) operating activities                                                    $     (187,192)



Cash flows used in investing activities:
       Capital expenditures                                                                              (72,601)



             Net cash used in investing activities                                                       (72,601)

Cash flows from financing activities:
       Net proceeds (payments) from borrowings                                                            406,019
       Payments on capital lease obligations                                                             (18,602)



             Net cash provided by (used in)
             financing activities                                                                         387,417



       Net increase in cash                                                                       $       127,624

Cash:
Beginning of year                                                                                         (2,732)


End of year                                                                                       $       124,892


   See accompanying notes to financial statements and accountants' audit report

                                                 ClearLogic, Inc.

                                           Notes to Financial Statements

                                        June 30, 1999 and December 31, 1998

(1)    Summary of Significant Accounting Policies

       Description of Business

       ClearLogic, Inc. is an enterprise solutions developer. They have introduced to the marketplace an Internet based electronic proofing system. Their initial focus for this product are the print and advertising industries, while additionally targeting any enterprise that engages in proofing/review of materials on a consistent basis. In addition, ClearLogic, Inc. provides security, network administration and new media. The new media department has full range of services that include video/multimedia production and cutting edge web development.

       Revenue and Cost Recognition

       Software, security, network administration and new media revenues are recognized on the accrual method for financial reporting purposes.

       Direct costs associated with software, security, network administration and new media revenues include all subcontractor, labor costs and product costs and those indirect costs related to product or service performance, such as travel expenses. General and administrative costs are charged to expense as incurred. Provision for estimated losses on uncompleted services are made in the period in which such losses are determined.

       Allowance for Doubtful Accounts

       The Company provides an allowance for doubtful accounts equal to the estimated losses that may be incurred in the collection of receivables. The estimated losses are based on a review of the current status of the existing receivables.

       Property and Equipment

       Major additions and improvements of assets are capitalized at cost. Maintenance, repairs, and minor improvements are expensed when incurred. The cost and accumulated depreciation of items sold or otherwise disposed of are removed from the related property, plant and equipment and accumulated depreciation accounts, and the resulting gain or loss is recorded. Depreciation is provided on the declining balance method at rates based on estimated service lives.

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures in the financial statements. Accordingly, actual results could differ from those estimates.

                                                 ClearLogic, Inc.

                                           Notes to Financial Statements

(1)    Summary of Significant Accounting Policies, continued

       Income Taxes

       For the period ending December 31, 1998, the Company has elected S corporation tax status whereby federal and state taxable income is taxed directly to the shareholder. Accordingly, no provision for income taxes was made in the financial statements for December 31, 1998.

       Income taxes for subsequent periods are accounted for using the asset and liability method, as required by Statement of Financial Accounting
       Standards No. 109. Under this method, deferred income taxes are recognized for the estimated future tax effects attributable to temporary differences and carryforwards. The measurement of deferred tax liabilities and assets is based on provisions of the enacted tax law; the effects of future changes in tax laws or rates are not anticipated.

(2)    Property, Plant and Equipment

       Property, Plant and Equipment at June 30, 1999 and December 31, 1998 consisted of the following:

                                                                                    6/30/99           12/31/98


       Furniture and Fixtures                                                  $         10,612   $         5,354
       Leasehold Improvements                                                             4,000
       Computer and Office Equipment                                                    118,974            85,712
       Software                                                                          31,334            30,044
       Video Equipment                                                                   69,596            31,263


       Less accumulated depreciation                                                     51,844            33,473


                                                                               $        182,672   $       118,900



       Depreciation expense for the partial year ended June 30, 1999 and year ended December 31, 1998 amounted to $18,370 and $22,870, respectively.

(3)    Long-Term Debt

       Long-term debt at June 30, 1999 and December 31, 1998 consisted of the following:

                                                                                    6/30/99           12/31/98


Note  Payable,  Columbia  Savings  Bank,  secured  by  accounts  receivable  and property,  plant and  equipment.  Payable  in  monthly  principal  and  interest payments of $1,221.72 to April 1, 2004, with interest,
current interest rate at 10.25%                                                $         48,923   $        53,738


                                                                               $         48,923   $        53,738
       Less current maturates                                                             9,630             9,630


                                                                               $         39,293   $        44,108

                                                 ClearLogic, Inc.

                                           Notes to Financial Statements

(3)    Long-Term Debt, continued

       Maturates of long-term debt as of June 30, 1999 are as follows:

       1999 (balance)                                                                     4,815
       2000                                                                               9,630
       2001                                                                               9,630
       2002                                                                               9,630
       2003                                                                               9,630
       2004                                                                               5,589


                                                                                         48,923

       In addition, the Company has available a $30,000 line of credit; interest payable at a rate which varies depending on the lender's prime rate; secured by accounts receivable and property, plant, and equipment. The line of credit is a demand obligation and has outstanding advances of $30,000 and $30,000 at June 30, 1999 and December 31, 1998.

(4)    Leases

       The Company leases office space and equipment under long-term lease agreements. The leases of computer equipment are classified as capital leases. The leases for the office space are classified as operating leases.

       The following is a schedule of future minimum lease payments for capital leases and operating leases as of 6/30/99:

       Year ending December 31:

                                                                                    Capital           Operating
                                                                                    Leases             Leases


       1999                                                                    $         42,963   $        49,000
       2000                                                                              54,179            65,250
       2001                                                                               5,491            74,250
       2002                                                                                                32,500


                                                                               $        102,632   $       221,000


       Less interest amount                                                              17,457


       Present value of
       minimum lease payments                                                  $         85,175



       Rent expense under the operating lease totaled $20,500 and $29,000 for the partial year June 30, 1999 and full year December 31, 1998, respectively. The Company relocated its offices on May 1, 1999 to Haddonfield, NJ.

(5)    Major Customers

       Four  of the  Company's  customers  accounted  for  approximately  59% of
       revenue  as  of  6/30/99.   For  1998,   two   customers   accounted  for
       approximately 47% of revenue.

                                                 ClearLogic, Inc.

                                           Notes to Financial Statements

(6)    Concentration of Credit Risk

       As of June 30, 1999, the two largest client receivable balances represented approximately 77% of the total accounts receivable. As of December 31, 1998, the two largest client receivable balances represent approximately 80% of the total accounts receivable.

(7)    Supplemental Cash Flow Information

       Cash paid during the partial year ended 6/30/99 and yea ended December 31, 1998 for interest follows:

                                                                                    6/30/99           12/31/98


       Interest $                                                         7,242               $14,894


(8)    Commitments and Contingencies

       The Company is subject to lawsuits and claims arising out of its normal course of business. The Company has referred all such suits or claims to legal counsel, and if appropriate, its insurance carriers. In the opinion of legal counsel and management, there are no lawsuits or claims that will have a material adverse effect upon the business or financial position of the Company.

       The Company is in the process of raising funds to fund their planned extensive marketing efforts and to meet their working capital needs. The notes that are being issued for the funds have a conversion option. The payee has the right to, prior to the notes maturity, convert the note to capital stock. The total raised as of the 6/30/99 financial statements was $447,200. The notes issued in 1998 totaled $116,200. All notes issued in 1998 have a 36 month maturity date, with 8% interest. The notes issued in 1999, as of 6/30/99, totaled $331,000. Of that $331,000, $141,000 have an 18 month maturity date and $190,000 have a 24 month maturity date, all with 8% interest.

       The accompanying pro forma financial statements give effect to the merger (the "Merger") of ClearLogic Acquisition Corp., a wholly-owned subsidiary of the Company into ClearLogic, Inc. a New Jersey corporation ("ClearLogic") for 12,750,000 shares of Company Common Stock, or 85% of the outstanding shares of Company Common Stock. As a result, ClearLogic is described for financial reporting purposes to have acquired the Company by the issuance of 2,250,000 shares for its net assets valued at $0. The proforma balance sheets as of December 31, 1999 and June 30, 1999 assume the Merger was effected at the end of the periods presented. The proforma income statements for the year ended December 31, 1998 and the six months ended June 30, 1999 assume the Merger was effected as of the end of the periods presented.

                                             Pro Forma Balance Sheet
                                                December 31, 1998

                                                     ASSETS

                                       ClearLogic, Inc.       St. James                              Pro Forma
                                          Historical         Historical          Pro Forma            Balance
                                         Dec. 31, 1998      Dec. 31, 1998       Adjustments           Sheets
Current Assets
    Cash                               $      (2,732)      $                  $                   $      (2,732)
    Prepaid Expenses                            6,343                                                      6,343
    Accounts Receivables                       12,693                                                     12,693
       Total Current Assets            $       16,304      $                  $                   $       16,304

Property, Plant and Equipment, Net     $      118,900      $                  $                   $      118,900

       Total Assets                    $      135,204      $                  $                   $      135,204

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
    Accounts Payable                   $       48,023      $        1,941     $   (1,941)(A)      $       48,023
    Line of Credit                             30,000                                                     30,000
    Current Portion of Long
       Term Debt                                9,630                                                      9,630
    Current Portion of Capital
       Lease Obligations                        9,388                                                      9,388
       Total Current Liabilities       $       97,041      $        1,941     $   (1,941)(A)      $       97,041

Shareholders' Loans                    $      152,413      $                  $                   $      152,413
Notes Payable                                      --                                                         --
Long Term Debt                                 44,108                                                     44,108
Long Term Potion of Capital Lease
    Obligations                                13,661                                                     13,661
       Total Liabilities               $      307,223      $                  $                   $      307,223

Stockholders' Equity
Common Stock                           $      106,000      $          425     $  (93,089)(B)      $       13,336
Paid-in Capital                                     0                 821          91,843(B)              92,664
Accumulated Deficit                         (278,019)             (3,187)           3,187(B)           (278,019)
    Total Stockholders' Equity         $    (172,019)      $      (1,941)     $     1,941(B)      $    (172,019)

    Total Liabilities and
      Stockholders' Equity             $      135,204      $                  $                   $      135,204

                                           Pro Forma Income Statement
                                          Year Ended December 31, 1998

                                                                                                     Pro Forma
                                                                                 Pro Forma            Balance
                                          ClearLogic          St. James         Adjustments           Sheets

Sales                                  $      250,179      $           --     $           --      $      250,179
Cost of Services                            (198,079)                                                  (198,079)


Gross Profit                                   52,100                                                     52,100

Expenses
    General and Administrative                265,392                 110           (110)(C)             265,392

       Total Expenses                  $      265,392      $          110     $        (110)      $      265,392

Net Operating Income                   $    (213,292)      $        (110)     $       110(C)      $    (213,292)

Other Income
    Interest Expense                         (25,012)                                                   (25,012)
    Other Income                                6,000                                                      6,000
    Forgiveness of Debt
       Total Other Income                    (19,012)                                                   (19,017)

Net Income (Loss)                      $    (232,304)      $                  $                   $    (232,304)

                                             Pro Forma Balance Sheet
                                                  June 30, 1999

                                                     ASSETS

                                       ClearLogic, Inc.       St. James                              Pro Forma
                                          Historical         Historical          Pro Forma            Balance
                                         June 30, 1999      June 30, 1999       Adjustments           Sheets
Current Assets
    Cash                               $      124,892      $                  $                   $      124,892
    Prepaid Expenses                           20,554                                                     20,554
    Accounts Receivables                       63,886                                                     63,886
       Total Current Assets            $      209,332      $                  $                   $      209,332

Property, Plant and Equipment, Net     $      182,672      $                  $                   $      182,672

       Total Assets                    $      392,004      $                  $                   $      392,004

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
    Accounts Payable                   $       51,800      $        2,021     $   (2,021)(A)      $       51,800
    Line of Credit                             30,000                                                     30,000
    Current Portion of Long
       Term Debt                                9,630                                                      9,630
    Accrued Expenses                            5,561                                                      5,561
    Current Portion of Capital
       Lease Obligations                       61,587                                                     61,587
       Total Current Liabilities       $      158,578      $        2,021     $   (2,021)(A)      $      158,578

Shareholders' Loans                    $      305,699      $                  $                   $      305,699
Notes Payable                                 190,000                                                    190,000
Long Term Debt                                 39,293                                                     39,293
Long Term Portion of Capital Lease
    Obligations                                19,450                                                     19,450
       Total Liabilities               $      713,020      $                  $                   $      713,020

Stockholders' Equity
Common Stock                           $      106,500      $          425     $  (93,089)(B)      $       13,336
Paid-in Capital                                     0                 821          91,843(B)              92,664
Accumulated Deficit                         (427,516)             (3,267)           3,267(B)           (427,516)
    Total Stockholders' Equity         $    (321,016)      $      (2,021)     $     2,021(B)      $    (321,016)

    Total Liabilities and
      Stockholders' Equity             $      392,004      $                  $                   $      392,004

                                           Pro Forma Income Statement
                                         Six Months Ended June 30, 1999

                                                                                                     Pro Forma
                                                                                 Pro Forma            Balance
                                          ClearLogic          St. James         Adjustments           Sheets

Sales                                  $      206,894      $           --     $           --      $      206,894
Cost of Services                            (148,064)                                                  (148,064)


Gross Profit                                   58,830                                                     58,830

Expenses
    General and Administrative                194,793                 110              (110)             194,793

       Total Expenses                  $      194,793      $          110     $        (110)      $      194,793

Net Operating Income                   $    (135,963)      $        (110)     $       110(C)      $    (135,963)

Other Income
    Interest Expense                         (13,534)                                                   (13,534)
       Total Other Income                    (13,534)                                                   (13,534)

Net Income (Loss)                      $    (149,497)      $                  $                   $    (149,497)

                                          Notes to Proforma Statements

(A) Represents $1,941 in accounts payable to a former officer ($2,021 as of June 30, 1999), of which $1,379 was converted to 551,600 shares of Common Stock pursuant to the terms of a convertible promissory note and $562 was forgiven ($642 as of June 30, 1999). All share numbers give effect to a four-for-one stock split effected immediately before closing of the Merger.
(B) Stockholders' equity is calculated as follows:

                                                                       Paid In      Accumulated
                                        Shares          Amount         Capital        Deficit         Totals



St. James
  historical 12/31/98                      424,600             425            821         (3,187)        (1,941)

Issuance of Shares
  for debt of $1,379                       137,900             138          1,241                          1,379
    Balance                                562,500             563          2,062         (3,187)          (562)

Forgiveness of debt by
  principal shareholder
  by contribution to capital                                                  562                            562
                                           562,500             563          2,624         (3,187)

Forward stock split                      1,687,500           1,687        (1,687)
    Balance                              2,250,000           2,250            937         (3,187)

ClearLogic Amounts                       7,055,000         106,000             --       (278,019)      (172,019)

Net issuance of shares
  in acquisition
  (12,750,000 - 7,055,000)               5,695,000           5,695        (5,695)

Elimination of St. James Deficit                                          (3,187)           3,187

Transfer of excess capital
  to paid-in-capital                                      (99,970)         99,970
    Balance                             15,000,000          13,336         92,664       (278,017)      (172,019)